Exhibit 99.3
UBS GLOBAL PAPER & FOREST PRODUCTS
CONFERENCE
Dan Fulton Patty Bedient President and Chief Chief Financial Officer Executive Officer
New York
UBS Global Paper & Forest Products Conference September 16, 2008
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Forward-Looking Statement
This presentation contains statements concerning the company’s future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors listed below, as well as other factors not included, may cause our actual results to differ from our forward-looking statements. There is no guarantee that any of the events anticipated by our forward-looking statements will occur, or if they occur, what effect they will have on our operations or financial condition. We will not update our forward-looking statements after the date of this presentation. Some forward-looking statements discuss our plans, strategies and intentions. They use words such as expects, may, will believes, should, approximately, anticipates, estimates and plans. We also may use the positive or negative or a variation of those terms. We make forward-looking statements of our expectations during the third quarter 2008 regarding our markets, earnings and performance of our business segments, homebuilding starts, higher costs for energy and silvaculture, additional logging and road costs, demand and pricing for our wood products, decreased expenses for annual planned maintenance in the Cellulose Fibers segment, increases in freight charges and increases in chemical and fiber costs. We also base these statements on the expected effect of: foreign exchange rates, primarily the Euro and Canadian dollar, adverse litigation outcomes and the adequacy of reserves, regulations, changes in accounting principles, the effect of implementation or retrospective application of accounting methods, contributions to pension plans, projected benefit payments, projected tax rates, IRS audit outcomes and timing of settlements, and other related matters. Risks, uncertainties and assumptions that may cause actual results to differ materially from these statements, include factors such as the following:
· Performance of the company’s manufacturing operations including unexpected maintenance requirements;
· Successful execution of internal performance plans including restructurings and cost-reduction initiatives;
· Restructuring of our business support functions following the divestiture of the Containerboard, Packaging and Recycling businesses;
· Successful salvage of our storm-damaged timber in the Pacific Northwest;
· Performance of pension fund investments and derivatives;
· The effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation;
· General economic conditions, including the level of interest rates, strength of the U.S. dollar and housing starts;
· Market demand for our products, which is related to the strength of the various U.S. business segments;
· Energy, chemical and raw material prices;
· Transportation costs;
· Level of competition from domestic and foreign producers;
· Forestry, land use, environmental and other governmental regulation;
· Legal proceedings;
· Changes in accounting principles;
· Weather and loss from fires, floods, windstorms, pest infestation and other natural disasters; and
· Other factors described in our periodic reports under the heading “Risk Factors.”
We are a large exporter, affected by changes in economic activity in Europe and Asia, particularly Japan, and by currency exchange rates, particularly the relative value of the U.S. dollar to the Euro and the Canadian dollar, and restrictions on international trade or tariffs imposed on imports.
UBS Global Paper & Forest Products Conference
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Dan Fulton
President & Chief Executive Officer
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There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference

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s Products Ecosystem Benefits
Scientifically Managed Forests Home Building Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Cellulose Products Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference 5

There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference
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There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference
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There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference
8

There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference
9

There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference
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Wood Products
Ecosystem Benefits
Home
Emerging Energy and Mineral Building
Biomaterials Biofuels / Biomaterials
Opportunities Cellulose Fiber Cellulose Products Fiber Products Minerals / Biofuels Energy
z 6.366 million of mineral z Geothermal acres z Natural Gas z Coal and Lignite z Construction Aggregates
UBS Global Paper & Forest Products Conference
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There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference
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Wood
Products Products Ecosystem Biofuels from the Forest Benefits
Home Building Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Cellulose Products Fiber Products Minerals / Biofuels Energy z 50-50 joint venture company z Develop and commercialize technology for converting cellulose-based biomass z For use in renewable transportation fuels from non-food sources
UBS Global Paper & Forest Products Conference 13

Wood
Products Products Ecosystem
Bringing Safe, Secure, Sustainable Benefits
Home Building
Building
Biomaterials Biofuels / Feedstocks and Materials to Biomaterials
Cellulose Fiber Cellulose Products Fiber Products Petrochemical and Chemical IndustryMinerals / Biofuels Energy Explore important new markets that promise
· Large volume
· High value Advanced Materials Chemical Feedstocks
UBS Global Paper & Forest Products Conference 14

There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference
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Ecosystem Benefits from the Forest



Wood Products
Home Building
Cellulose Fiber Products
Minerals / Energy
Biofuels / Biomaterials
Ecosystem Benefits

Weyerhaeuser sequesters over 16 million metric tons of CO_2 every year!

Photosynthesis



O_2
$H_2 0$
CO_2



Water + Carbon Dioxide → (Sunlight, Chlorophyll) → Cellulose + Oxygen

UBS Global Paper & Forest Products Conference

Weyerhaeuser

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Patty Bedient
Executive Vice President, Chief Financial Officer
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Financial Update: Debt and Cash $ millions Debt Cash Estimated balance as of $ 6,880 $ 4,880
September 12, 2008 Scheduled Debt Maturities (400) (400)
Proforma 4Q Dividend* (130)
Estimated Cash Taxes (1,600)
Estimated Year End Balances $ 6,480 $ 2,750
Estimated Year End Proforma Net $ 3,730
Debt Note: Does not include cash flow from operations * Not yet declared
UBS Global Paper & Forest Products Conference 18

Structure Follows Strategy
z REIT Update
· May meet REIT asset and income tests in 2009
· Determining feasibility of technical changes needed to be
in place as of the beginning of the year
– Calendar year
– Legal reorganization
· No decision on REIT election has been made
· Any change will be based on the benefits it brings to our
timberland based strategy
UBS Global Paper & Forest Products Conference
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There is no other renewable and sustainable resource that can do as much as the forest
Wood Products Ecosystem Benefits
Home Building
Biomaterials Biofuels / Biomaterials
Cellulose Fiber Products Minerals / Biofuels Energy
UBS Global Paper & Forest Products Conference 20

And there is no other company in North America with the capacity and technology to do as much with timberlands as Weyerhaeuser
UBS Global Paper & Forest Products Conference
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